AMENDMENT NO. ONE TO CHANGE IN CONTROL SEVERANCE AGREEMENT OF KRISTIN POWELL Amendment No. One, dated as of July 1, 2022 (this “Amendment”), to the Change in Control Severance Agreement dated as of January 26, 2021 (the “Agreement”), by and between HomeTrust Bancshares, Inc. (the “Company”) and Kristin Powell (the “Employee”). WHEREAS, the Agreement provides for an initial term of two years from the date of the Agreement, with the term renewing for an additional year on each annual anniversary of the date of the Agreement; and WHEREAS, the Company desires to have the current term of the Agreement end on September 11, 2023, with the annual renewals to occur on September 11 of each year to be consistent with other similar agreements; WHEREAS, the Company desires to delete the last sentence of Section 2 regarding extensions of the term beyond the Employee’s 65th birthday. NOW, THEREFORE, in consideration of the foregoing, and of the respective agreements of the parties herein, it is AGREED as follows: 1. Section 2 of the Agreement is hereby amended to read in its entirety as follows: “2. Term. The current term of this Agreement shall be from June 28, 2022 until September 11, 2023, subject to earlier termination as provided herein. On September 11 of each year, beginning September 11, 2022, the term shall be extended for a period of one year in addition to the then-remaining term, provided that the Company has not given notice to the Employee in writing at least 30 days prior to such annual renewal date that the term of this Agreement shall not be extended further, and provided further that the Employee has not received an unsatisfactory performance review by either the Employee’s manager, the Board of Directors or the board of directors of the Bank.” 2. The provisions of the Agreement as in effect prior to the date first written above that are not amended hereby shall remain in full force and effect and are not affected by this Amendment. 3. This Amendment may be executed in counterparts, each of which shall be an original and which together shall constitute one and the same instrument. (Signature page follows)

2 IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above. HOMETRUST BANCSHARES, INC. By: _____________________ Name: Dana Stonestreet Title: Chairman EMPLOYEE /s/ Kristen Powell____________ Kristin Powell